SUPPLEMENT DATED JANUARY 11, 2012 TO THE PROSPECTUS
DATED JULY 28, 2011, AS AMENDED ON DECEMBER 30, 2011

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
(the "Fund")
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Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

I.           New Distributor

Effective January 11, 2012, Arden Securities LLC ("Arden Securities") serves as the distributor of the Fund and replaces Robeco Securities, L.L.C. ("Robeco Securities") in such capacity.  Arden Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.  Its principal business address is Three Canal Plaza, Portland, Maine 04101.  The Fund has entered into a distribution agreement with Arden Securities to act as distributor in connection with the offering and sale of Units, on substantially the same terms as had governed the Fund's distribution agreement with Robeco Securities, including the same distribution fee.  Pursuant to the distribution agreement, Arden Securities serves as the distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers to assist in the distribution of Units.  The Fund has also entered into a member services agreement with Arden Securities, pursuant to which Arden Securities arranges for the provision of ongoing Member and account maintenance services. Arden Securities is not affiliated with the Adviser, the Administrator or any of their respective affiliates.  Pursuant to agreements between the Adviser and Arden Securities, the Adviser will pay Arden Securities certain fees for providing distribution services to the Fund, including the registration of certain employees of the Adviser as registered representatives of Arden Securities.

II.           Cost Basis Reporting

As part of the Energy Improvement and Extension Act of 2008, funds are required to report to you and the Internal Revenue Service the "cost basis" of Units acquired by a Member on or after January 1, 2012 ("Covered Units") and subsequently redeemed.  These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  The "cost basis" of a Unit is generally its purchase price adjusted for dividends, return of capital, and other corporate actions.  Cost basis is used to determine whether a sale of the Units results in a gain or loss.  If you redeem Covered Units during any year, then the Fund will report the cost basis of such Covered Units to the IRS and you on Form 1099-B.

The Fund will permit Members to elect from among several IRS-accepted cost basis methods to calculate the cost basis in your Covered Units.  If you do not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently FIFO (first-in, first-out) will be applied to your account.  The cost basis method elected or applied may not be changed after the settlement date of a sale of Units.

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Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Please retain this Supplement for future reference.

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